EXHIBIT 99.2

SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY

(Corporate)

For and in consideration of the loan by COMERICA BANK (“Bank”) to CLARIENT, INC., a Delaware corporation, formerly known as Chromavision Medical Systems, Inc. (“Borrower”), which loan is made pursuant to a Loan Agreement dated as of February 13, 2003, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 22, 2004, that certain Third Amendment to Loan Agreement dated as of January 31, 2005, that certain Fourth Amendment to Loan Agreement dated as of March 11, 2005, and that certain Waiver and Fifth Amendment to Loan Agreement date as of even date herewith (collectively, the “Agreement”), and acknowledging that Bank would not enter into the Agreement without the benefit of this Second Amended and Restated Guaranty (the “Guaranty”), the undersigned guarantors (“Guarantors”) hereby unconditionally and irrevocably guaranty the prompt and complete payment of all amounts that Borrower owes to Bank and performance by Borrower of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively referred to as the “Agreements”), in strict accordance with their respective terms.  All terms used without definition in this Guaranty shall have the meaning assigned to them in the Agreement.

1.             If Borrower does not pay any amount or perform its obligations in strict accordance with the Agreements, Guarantors shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower’s obligations under the Agreements; provided that Guarantors’ aggregate liability hereunder shall be limited to the maximum principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000), plus all amounts incurred in enforcement of this Guaranty.

2.             If there is more than one guarantor, the obligations hereunder are joint and several, and whether or not there is more than one guarantor, the obligations hereunder are independent of the obligations of Borrower and any other person or entity, and a separate action or actions may be brought and prosecuted against each Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions.  Each Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law.  Each Guarantor’s liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

3.             Each Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, but subject to the limitations set forth in Paragraph 1 above, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

4.             Each Guarantor waives any right to require Bank to (a) proceed against Borrower, any other guarantor or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Bank’s power whatsoever.  Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of either Guarantor hereunder.  Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower (other than indefeasible payment in full of the Obligations).  Each Guarantor waives any setoff, defense or counterclaim that Borrower may have against Bank (other than the defense that all Obligations have been indefeasibly paid in full).  Each Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower.  Until all of the amounts that Borrower owes to Bank under the Agreements have been paid in full, each Guarantor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and until such time, each Guarantor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower.  Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.  Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by a Guarantor, Bank shall not have any duty to advise such Guarantor of information known to Bank regarding such condition or any such circumstances.  Each Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

5.             Guarantors acknowledges that, to the extent Guarantors have or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure.  That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by a Guarantor against its obligations under this Guaranty.  Each Guarantor waives that defense and any others arising from Bank’s election to pursue non-judicial foreclosure.  Without limiting the generality of the foregoing, each Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

6.             If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower’s obligations are otherwise avoided for any reason, each Guarantor agrees that such Guarantor’s liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, any Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

7.             Any indebtedness of Borrower now or hereafter held by either Guarantor is hereby subordinated to any indebtedness of Borrower to Bank; and such indebtedness of Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for Bank and be paid over to Bank on account of the indebtedness of Borrower to Bank but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

8.             Each Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.  No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Bank’s prior written consent.  Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective.  This Guaranty, together with any agreements (including without limitation any security agreements or any pledge agreements) executed in connection with this Guaranty, embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein.  No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof.  There are no conditions to the full effectiveness of this Guaranty.  Bank may assign this Guaranty without in any way affecting any Guarantor’s liability under it.  This Guaranty shall inure to the benefit of Bank and its successors and assigns.  This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower’s indebtedness or liabilities to Bank.

9.             Each Guarantor represents and warrants to Bank that (i) such Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under such Guarantor’s Certificate of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles whether considered in an action at law or in equity.

10.           Each Guarantor covenants and agrees that such Guarantor shall do all of the following:

10.1         Guarantor shall maintain its corporate existence, remain in good standing in the state of its incorporation, and continue to qualify in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor.  Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a material adverse effect on its financial condition, operations or business.

10.2         Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could reasonably be expected to adversely affect the financial condition, operations or business of Guarantor.

10.3         At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Guaranty.

10.4         Guarantor shall not transfer, assign, encumber or otherwise dispose of any shares of capital stock or other equity interest Guarantor may now have or hereafter acquire in Borrower.

11.           This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  Each Guarantor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California.  BANK AND EACH GUARANTOR ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR ANY GUARANTOR, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

12.           The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in Section 11 of this Guaranty, but the availability of that process is in doubt because of the opinion of the California Court of Appeal in Grafton Partners LP v. Superior Court, 9 Cal.Rptr.3d 511.   This Reference Provision will be applicable until the California Supreme Court completes its review of that case, and will continue to be applicable only if either that court or a California Court of Appeal publishes a decision holding that a pre-dispute Jury Trial Waiver provision similar to that contained in the Guaranty Documents (as defined below) is invalid or unenforceable.  Delay in requesting appointment of a referee pending review of any such decision, or participation in litigation pending review, will not be deemed a waiver of this Reference Provision.

12.1         Mechanics.

(a)           Other than (i) nonjudicial foreclosure of security interests in real or personal property,  (ii) the appointment of a receiver or (iii) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Guaranty or any other document, instrument or agreement between the Bank and the undersigned (collectively in this Section, the “Guaranty Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding.  Except as otherwise provided in the Guaranty Documents, venue for the reference proceeding will be in the Superior Court or Federal District Court in the County or District where venue is otherwise appropriate under applicable law (the “Court”).

(b)           The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties.  If the parties do not agree, the referee shall be selected by the Presiding Judge of the Court (or his or her representative).  A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.  The referee shall be appointed to sit with all the powers provided by law.  Each party shall have one peremptory challenge pursuant to CCP §170.6.  Pending appointment of the referee, the Court has power to issue temporary or provisional remedies.

(c)           The parties agree that time is of the essence in conducting the reference proceedings.  Accordingly, the referee shall be requested to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within ninety (90) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.  Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644.

(d)           The referee will have power to expand or limit the amount and duration of discovery.   The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever.  Unless otherwise ordered, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service.  All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2         Procedures.  Except as expressly set forth in this Guaranty, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding.  All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript.  The party making such a request shall have the obligation to arrange for and pay the court reporter.  Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.3         Application of Law.  The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California.  The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding.  The referee shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication .  The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference.  The referee’s decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the

Court.  The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee.  The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.4         Repeal.  If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration.  The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time.  The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.5         THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY, AND THAT THEY ARE IN EFFECT WAIVING THEIR RIGHT TO TRIAL BY JURY IN AGREEING TO THIS REFERENCE PROVISION.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY DISPUTE BETWEEN THEM WHICH ARISES OUT OF OR IS RELATED TO THIS GUARANTY OR THE GUARANTY DOCUMENTS.

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Amended and Restated Guaranty as of August 1, 2005.

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	CHRISTOPHER J. DAVIS
Title:	Vice President and Treasurer

SAFEGUARD DELAWARE, INC.

By:	CHRISTOPHER J. DAVIS
Title:	Vice President and Treasurer